Dreyfus Premier

Core Bond Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                 Core Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Bond Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Core Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For  the  12-month  period  ended  October  31,  2000, the fund's Class A shares produced a total return of 6.65% and income dividends of $0.9725 per share. Since their inception on March 1, 2000, through October 31, 2000, the fund's Class B shares produced a 5.07% total return and income dividends of $0.5697 per share. Class C and Class R shares produced total returns of 4.52% and 5.39% and income dividends per share of $0.5424 and $0.6317, respectively.(1) This performance compares to the 7.33% total return provided by the fund's benchmark,
the    Merrill    Lynch    Domestic    Master    Index.(2)

The Class A, B, C and R shares also produced 30-day SEC yields of 6.50%, 6.32%, 6.05% and 6.84%, respectively.

We are particularly pleased with the fund's performance relative to its peer group. For the 12-month period ended October 31, 2000, the fund's Class A shares ranked #84 out of 295 funds in the Lipper Intermediate Investment Grade Debt Funds category.(3)

We attribute the fund's strong performance to our sector allocation and credit quality strategies, which enabled us to avoid the brunt of the declines caused by rising interest rates earlier in the period.

What is the fund's investment approach?

The fund seeks a high total return, which includes both capital appreciation and current income. At least 65% of the fund must be invested in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. Government agency securities, corporate bonds, and mortgage- and asset-backed securities. The remaining 35% may be invested in bonds of below investment-grade credit quality, also known as "high yield" securities, convertible securities and preferred stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our    investment    approach    emphasizes:

  * FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio' s average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund's average duration to keep cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average
  duration    to    lock    in    prevailing    yields.

  * SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under
  prevailing    and    expected    economic    conditions.

  * SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuer.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times since November 1, 1999. However, by June 2000, signs had emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

The possibility of slower economic growth made us concerned that lower rated bond issuers might have difficulty meeting their financial obligations. As a result, we reduced our holdings of riskier high yield corporate bonds from about 20% of fund assets to approximately 10% of the fund. Instead, we emphasized very high quality corporate bonds, inflation-indexed U.S. Treasury securities, and mortgage-backed securities because of the combination of attractive yields and sound credit quality they offered. As a result of these changes, the fund ended the reporting period with an average credit rating of double-A, up significantly from its prior average triple-B rating.


What is the fund's current strategy?

We  continue  to  be  concerned  about  potentially  higher  default rates among corporate bonds as economic growth slows. Indeed, we have already experienced deterioration in the credit quality of certain individual holdings, including bonds issued by consumer retail businesses and broadcasting companies. We reduced our position in retail because of wealth-effect concerns following the major stock market decline. We have held on to our broadcasting bonds because we
believe   that   current   concerns   about  the  industry  may  be  overblown.

Although we have continued to maintain the fund's high average credit quality, we have begun to rebuild our holdings of corporate bonds from financial services companies. That' s primarily because the Fed, in our opinion, is probably finished with the current cycle of interest-rate hikes. We believe that financial services companies may be in a good position to improve profitability if interest rates moderate from current levels. However, we have avoided bonds of industrial issuers, such as paper, chemicals, automobile and food businesses. In our view, these companies' earnings may be hurt by higher oil prices, higher labor costs and a declining euro. For many of the same reasons, we have also generally avoided foreign bonds from both developed and emerging market countries.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(3)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Bond Fund Class A shares and the Merrill Lynch Domestic Master index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE BOND FUND ON 10/31/90 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. ON MARCH 1, 2000, THE FUND IMPLEMENTED A MULTI-CLASS STRUCTURE. SHARES OUTSTANDING ON MARCH 1, 2000 WERE RECLASSIFIED AS CLASS A SHARES. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FIXED-INCOME SECURITIES OF DOMESTIC AND FOREIGN ISSUERS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR; U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                              Inception                                                    From

                                                                Date          1 Year         5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                               10/3/86          1.88%         6.18%           8.78%         --
WITHOUT SALES CHARGE                                           10/3/86          6.65%         7.17%           9.29%         --
------------------------------------------------------------------------------------------------------------------------------------

Aggregate Total Returns AS OF 10/31/00

                                                              Inception                                                    From

                                                                Date          1 Year         5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        3/1/00              --          --              --          1.07%
WITHOUT REDEMPTION                                             3/1/00              --          --              --          5.07%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     3/1/00              --          --              --          3.52%
WITHOUT REDEMPTION                                             3/1/00              --          --              --          4.52%

CLASS R SHARES                                                 3/1/00              --          --              --          5.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS, CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF THIS PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2000

                                                                                              Principal

BONDS AND NOTES--95.2%                                                                        Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--.5%

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 7.245%, 2015                                                          1,946,670  (b,c)         1,945,454

AIRLINES--3.3%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 2004                                                            6,511,626                6,391,064

US Airways Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 2000-2G, Cl. G, 8.02%, 2019                                                           6,777,000                6,777,000

                                                                                                                      13,168,064

ASSET-BACKED CTFS.--4.8%

Advanta Mortgage Loan Trust,

   Ser. 2000-2, Cl. A6, 7.72%, 2015                                                           5,700,000                5,792,625

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            2,500,000                2,514,438

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           6,100,000  (b)           6,113,344

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                         2,000,000  (b)           1,991,875

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          3,000,000                2,918,445

                                                                                                                      19,330,727

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--.8%

Flagship Auto Receivables Owner Trust,

   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          3,000,000                3,015,135

ASSET-BACKED CTFS./HOME EQUITY LOANS--.2%

GE Capital Mortgage Services:

   Ser. 1999-21, Cl. B3, 6.75%, 2014                                                            669,277  (b)             552,468

   Ser. 1999-21, Cl. B4, 6.75%, 2014                                                            250,377  (b)             177,768

                                                                                                                         730,236

AUTOMOTIVE--.5%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                2,383,000                2,138,743

BANKING--1.2%

Bank One Capital III,

   Trust Originated Preferred Securities, 8.75%, 2030                                         4,870,000                4,725,838

BUILDING MATERIALS--.4%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  4,750,000  (d)           1,692,188



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--1.4%

Adelphia Communications,

   Sr. Notes, 10.875%, 2010                                                                   2,447,000                2,300,180

CSC Holdings,

   Deb., 8.125%, 2009                                                                         3,516,000                3,427,485

                                                                                                                       5,727,665

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.0%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.61%, 2003                                                         5,965,000  (b,c)         5,961,272

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2009                                                         3,510,638                3,545,196

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2010                                                        6,500,000  (b)           6,615,781

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000  (b)           3,650,361

                                                                                                                      19,772,610

CONSUMER--2.4%

Sleepmaster, Ser. B,

   Sr. Sub. Notes, 11%, 2009                                                                  6,616,000                5,689,760

Unicredito Italia Capital Trust,

   Trust Preferred Securities, 9.2%, 2049                                                     4,069,000  (b,c)         4,060,366

                                                                                                                       9,750,126

ELECTRIC POWER--1.6%

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                      6,617,000  (b)           6,343,506

FINANCE--1.4%

Bear Stearns,

   Notes, 7.625%, 2009                                                                        1,518,000                1,479,057

General Electric Capital, Ser. A,

   Notes, 6.8%, 2005                                                                          4,259,000                4,260,746

                                                                                                                       5,739,803

FOREIGN/GOVERNMENTAL--.6%

Government of New Zealand Bonds,

   5.5%, 2003                                                                NZD              1,667,000                  651,350

Republic of Argentina:

   Bonds, 10.25%, 2030                                                                        1,296,000                  988,200

   Deb., 11.25%, 2004                                                                           794,400                  730,848

                                                                                                                       2,370,398

INDUSTRIAL--1.2%

Corning,

   Notes, 6.25%, 2010                                                        EUR              5,810,000  (b)           4,781,030

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)

Neenah,

   Ser. B, Sr. Sub. Notes, 11.125%, 2007                                                        200,000                  151,000

                                                                                                                       4,932,030

INSURANCE--2.2%

Everest Reinsurance Holdings,

   Sr. Notes, 8.5%, 2005                                                                      3,000,000                3,106,347

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                     5,664,000                5,709,193

                                                                                                                       8,815,540

MEDIA/ENTERTAINMENT--1.2%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                              4,399,000                4,899,386

OIL & GAS--2.3%

PEMEX Project Funding Master Trust,

   Medium-Term Notes, 9.125%, 2010                                                            2,463,000  (b)           2,395,268

Valero Energy,

   Notes, 8.75%, 2030                                                                         5,871,000                6,148,922

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                            716,000  (b)             725,533

                                                                                                                       9,269,723

REAL ESTATE--2.3%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            9,950,000                9,269,639

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.9%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             567,003  (b)             473,848

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             286,450  (b)             241,799

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             143,701  (b)             106,825

   Ser. 2000-6, Cl. B4, 7.75%, 2030                                                             751,000  (b)             604,997

   Ser. 2000-6, Cl. B6, 7.75%, 2030                                                             600,631  (b)             168,177

Bear Stearns Mortgage Securities,

   REMIC, Ser. 1995-1, Cl. 2B4, 7.4%, 2010                                                      183,545  (b)             173,093

Chase Mortgage Finance Trust, REMIC:

   Ser. 1994-E, Cl. B5, 6.25%, 2010                                                             128,671  (b)             115,066

   Ser. 1998-S5, Cl. B5, 6.5%, 2013                                                             274,151  (b)              72,650

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            160,951  (b)             120,383

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            634,954  (b)             534,994

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            316,215  (b)             236,021

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            354,376  (b)             296,911

   Ser. 1999-S13, Cl. B2, 6.5%, 2014                                                            575,765                  540,561

   Ser. 2000-S2, Cl. B3, 7.5%, 2030                                                             448,097  (b)             361,973

   Ser. 2000-S5, Cl. B3, 7.5%, 2030                                                             418,860  (b)             342,127


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Countrywide Home Loans,

   Ser. 2000-5, Cl. B3, 7.75%, 2030                                                           4,125,000  (b)           3,331,202

GE Capital Mortgage Services, REMIC:

   Ser. 1993-11, Cl. B4, 6%, 2008                                                               108,900  (b)             102,142

   Ser. 1993-15, Cl. B3, 6%, 2008                                                               328,173  (b)             305,651

   Ser. 1994-21, Cl. B4, 6.5%, 2009                                                             215,208  (b)             193,638

   Ser. 1994-22, Cl. B2, 6%, 2009                                                               137,615                132,623

   Ser. 1996-10, Cl. B3, 6.75%, 2011                                                            446,246  (b)             408,925

   Ser. 1996-12, Cl. B2, 7.25%, 2011                                                            698,572  (b)             690,644

   Ser. 1996-12, Cl. B3, 7.25%, 2011                                                            299,043  (b)             276,482

   Ser. 1996-14, Cl. 2B3, 7.25%, 2011                                                           222,357  (b)             206,417

   Ser. 1997-13, Cl. B2, 6.75%, 2012                                                            879,225                  848,072

   Ser. 1998-1, Cl. B2, 6.75%, 2013                                                             441,702                  425,299

   Ser. 1998-10, Cl. 2B4, 6.5%, 2013                                                            203,316  (b)             158,460

   Ser. 2000-5, Cl. B5, 7.25%, 2015                                                             187,179  (b)              52,410

   Ser. 2000-8, Cl. B4, 7.5%, 2015                                                              247,870  (b)             186,965

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                658,620                  653,311

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                329,310  (b)             311,709

Norwest Asset Securities:

   Ser. 1997-11, Cl. B3, 7%, 2027                                                               727,634  (b)             635,426

   Ser. 1997-15, Cl. B3, 6.75%, 2012                                                            441,507  (b)             395,257

   Ser. 1997-17, Cl. B5, 7.25%, 2027                                                          1,019,197  (b)             304,060

   Ser. 1997-20, Cl. B4, 6.75%, 2012                                                            222,868  (b)             180,222

   Ser. 1998-2, Cl. B3, 6.5%, 2028                                                              485,795                  404,369

   Ser. 1998-11, Cl. B3, 6.5%, 2013                                                             669,907                  638,441

   Ser. 1998-11, Cl. B4, 6.5%, 2013                                                             803,710  (b)             699,123

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            730,572  (b)             588,991

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            854,150  (b)             691,424

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            471,796  (b)             397,695

   Ser. 1999-22, Cl. B5, 6.5%, 2014                                                             285,405  (b)             199,427

   Ser. 2000-1, Cl. B4, 7.25%, 2030                                                             598,110  (b)             485,535

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             2,878,124  (b)           2,655,070

PNC Mortgage Securities, REMIC:

   Ser. 1998-2, Cl. III-B4, 6.75%, 2013                                                         434,467  (b)             380,775

   Ser. 1998-2, Cl. III-B5, 6.75%, 2013                                                         347,574  (b)             274,814

   Ser. 1998-2, Cl. IV-B4, 6.75%, 2027                                                          256,544  (b)             225,053

   Ser. 1998-2, Cl. IV-B5, 6.75%, 2027                                                          256,544  (b)             178,846

Prudential Home Mortgage Securities, REMIC:

   Ser. 1996-7, Cl. B2, 6.75%, 2011                                                             608,111                  594,069

   Ser. 1996-7, Cl. B3, 6.75%, 2011                                                           1,581,719  (b)           1,449,918

   Ser. 1996-7, Cl. B4, 6.75%, 2011                                                             729,418  (b)             626,597

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            319,664                  295,002

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S19, Cl. B1, 6.5%, 2012                                                            707,764  (b)             620,318

   Ser. 1997-S19, Cl. B2, 6.5%, 2012                                                            303,302  (b)             241,498

   Ser. 1997-S21, Cl. B1, 6.5%, 2012                                                            408,234  (b)             358,263

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            617,474  (b)             535,376

   Ser. 1998-S22, Cl. B2, 6.5%, 2013                                                            350,188                  270,812

   Ser. 1998-S30, Cl. M3, 6.5%, 2028                                                          1,064,805                  955,194

   Ser. 1999-S23, Cl. B2, 7.25%, 2029                                                           680,443  (b)             395,543

   Ser. 1999-S23, Cl. B3, 7.25%, 2029                                                           680,167  (b)             190,447

   Ser. 2000-S7, Cl. B1, 8%, 2030                                                               375,053  (b)             310,853

   Ser. 2000-S7, Cl. B3, 8%, 2030                                                               417,248  (b)             121,002

Structured Asset Securities, REMIC,

  Ser. Greenpoint 1996-A:

      Cl. B1, 8.35%, 2027                                                                     1,689,969  (c)           1,619,730

      Cl. B2, 8.35%, 2027                                                                       675,616  (c)             689,129

      Cl. B4, 8.35%, 2027                                                                       405,555  (b,c)           373,111

                                                                                                                      31,654,765

RETAIL--1.6%

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        4,821,000  (b)           4,245,411

Saks,

   Gtd. Sr. Notes, 7.375%, 2019                                                               4,085,000                2,022,075

                                                                                                                       6,267,486

TELECOMMUNICATION--4.8%

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       7,600,000  (b)           7,909,806

Marconi,

   Bonds, 8.375%, 2030                                                                       10,370,000                10,020,013

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                                   EUR              2,000,000                1,222,704

                                                                                                                      19,152,523

U. S. GOVERNMENTS--14.0%

U. S. Treasury Bonds:

   6.125%, 8/15/2029                                                                         15,109,000                15,651,866

   6.25%, 5/15/2030                                                                          14,551,000                15,503,508

   12%, 8/15/2013                                                                             2,823,000                3,862,457



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENTS (CONTINUED)

U. S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                          6,230,000  (e)           6,731,642

U. S. Treasury Notes:

   5.75%, 8/15/2010                                                                           3,036,000                3,034,087

   6.5%, 10/15/2006                                                                           4,165,000                4,296,531

   6.75%, 5/15/2005                                                                           6,487,000                6,727,214

                                                                                                                      55,807,305

U. S. GOVERNMENT AGENCIES--3.9%

Federal National Mortgage Association:

   Medium-Term Notes, 6.5%, 7/10/2002                                        AUD              1,335,000                  695,645

   Notes, 6.75%, 8/15/2002                                                                    2,500,000                2,512,758

   Notes, 7%, 7/15/2005                                                                       9,000,000                9,172,368

   Notes, 7.125%, 6/15/2010                                                                   3,000,000                3,098,358

                                                                                                                      15,479,129

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--26.3%

Federal Home Loan Mortgage Corp.:

   7.5%                                                                                      16,100,000  (f)          16,094,848

   6.625%, 8/15/2002                                                                          2,500,000                2,507,565

   REMIC, Multiclass Mortgage Participation Ctfs.

      (Interest Only Obligation),

      Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                        2,732,514  (g)           1,037,372

Federal National Mortgage Association:

   7.5%                                                                                      14,760,000  (f)          14,755,277

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Collateralized by FNMA Pass-Through Ctfs.)

      (Interest Only Obligation):

         Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                 11,120,669  (g)           2,395,622

         Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                  2,907,473  (g)             650,954

         Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                 4,593,642  (g)           1,540,306

Government National Mortgage Association I:

   7.5%, 1/15/2002-7/15/2002                                                                     81,087                   82,278

   Construction Loan,

      6.8%, 7/15/2001                                                                        12,694,825                12,436,867

   Project Loan:

      6.495%, 7/15/2030                                                                      10,002,410                 9,483,535

      6.5%, 9/15/2033                                                                         1,214,385                 1,154,998

      6.54%, 7/15/2033                                                                       14,907,184                14,192,106

Government National Mortgage Association II:

   7.5%                                                                                      12,440,000  (f)           12,436,019

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II (continued):

   8%                                                                                         3,750,000  (f)           3,792,188

   Adjustable Rate Mortgage:

      5.5%, 4/20/2030                                                                         4,946,369                4,863,672

      6%, 7/20/2030                                                                           4,977,469                4,911,362

      6.5%, 7/20/2030                                                                         2,986,634                2,977,301

                                                                                                                     105,312,270

UTILITIES--1.6%

Calpine,

   Sr. Notes, 8.625%, 2010                                                                    6,570,000                6,498,998

YANKEE--1.8%

HSBC Capital Funding, Ser. 2,

   Preferred Securities, 10.176%, 2049                                                        3,216,000  (b,c)         3,573,352

Pemex Finance,

   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013                                                     3,400,000  (b)           3,520,615

                                                                                                                       7,093,967

TOTAL BONDS AND NOTES

   (cost $383,563,194)                                                                                               380,903,254
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--.3%                                                                               Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--.3%

Spanish Broadcasting System, Cl. A                                                              133,750  (b,h)         1,245,547

TELECOMMUNICATION--.0%

Comunicacion Celular (warrants)                                                                   2,500  (b,h)            37,813

TOTAL COMMON STOCKS

   (cost $861,960)                                                                                                     1,283,360
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.2%
-----------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT--1.8%

Paxson Communications,

   Cum., $1,325                                                                                     737                7,185,750

TELECOMMUNICATION--.4%

Global Crossing,

   Cum. Conv., $17.50                                                                            11,265                1,819,298

TOTAL PREFERRED STOCKS

   (cost $9,584,335)                                                                                                   9,005,048


                                                                                               Principal

SHORT-TERM INVESTMENTS--10.8%                                                                  Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--10.4%

Dow Chemical,

   6.63%, 11/1/2000                                                                          15,005,000                15,005,000

Equilon Enterprises,

   6.61%, 11/1/2000                                                                          11,400,000                11,400,000

Morgan (J. P.) & Co.,

   6.63%, 11/1/2000                                                                          15,000,000                15,000,000

                                                                                                                       41,405,000

U. S. TREASURY BILLS--.4%

   6.04%, 11/2/2000                                                                             527,000  (i)              526,910

   5.95%, 11/24/2000                                                                            752,000  (i)              749,135

   6.29%, 12/21/2000                                                                            527,000  (i)              522,357

                                                                                                                        1,798,402

TOTAL SHORT-TERM INVESTMENTS

   (cost $43,203,451)                                                                                                  43,203,402
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $437,212,940)                                                            108.5%               434,395,064

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.5%)               (34,176,518)

NET ASSETS                                                                                       100.0%               400,218,546

(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    AUD--AUSTRALIAN DOLLARS

    EUR--EUROS

    NZD--NEW ZEALAND DOLLARS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000,
THESE SECURITIES AMOUNTED TO $89,434,723 OR 22.3% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(G)  NOTIONAL FACE AMOUNT SHOWN.

(H)  NON-INCOME PRODUCING SECURITY.

(I)  HELD BY THE BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

October 31, 2000

                                                                                                                       Unrealized

                                                                 Market Value                                        Appreciation

                                                                      Covered                                      (Depreciation)

                                            Contracts         by Contracts ($)            Expiration            at 10/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U. S. Treasury 5 Year Notes                       404               40,677,750         December 2000                    (206,313)

U. S. Treasury 20 Year Bonds                       35                3,494,531         December 2000                     (33,906)

FINANCIAL FUTURES SHORT

U. S. Treasury 10 Year Notes                      611               61,529,609         December 2000                      86,078

                                                                                                                        (154,141)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           437,212,940   434,395,064

Cash                                                                  9,154,489

Receivable for investment securities sold                            14,751,299

Dividends and interest receivable                                     5,442,585

Receivable for shares of Beneficial Interest subscribed               1,286,817

Paydowns receivable                                                     131,803

Receivable for futures variation margin--Note 4(a)                       98,380

Prepaid expenses and other assets                                        89,167

                                                                    465,349,604
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           306,664

Payable for investment securities purchased                          64,345,947

Payable for shares of Beneficial Interest redeemed                      354,472

Accrued expenses                                                        123,975

                                                                     65,131,058
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      400,218,546
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     408,761,541

Accumulated undistributed investment income--net                         65,526

Accumulated net realized gain (loss) on investments and financial
futures                                                              (5,609,640)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions [including
  ($154,141) net unrealized (depreciation) on financial futures]     (2,998,881)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      400,218,546

NET ASSET VALUE PER SHARE

                                                           Class A             Class B            Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                          386,546,907           9,841,638          3,828,946                1,055

Shares Outstanding                                       27,099,622             689,002            268,994                   74
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                                 14.26               14.28              14.23                14.26

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest Income                                                     23,270,914

Cash dividends                                                       1,672,234

TOTAL INCOME                                                        24,943,148

EXPENSES:

Management fee--Note 3(a)                                            1,963,259

Shareholder servicing costs--Note 3(c)                               1,094,882

Registration fees                                                       77,170

Custodian fees--Note 3(c)                                               42,346

Professional fees                                                       36,012

Prospectus and shareholders' reports                                    32,293

Interest expense--Note 2                                                27,191

Trustees' fees and expenses--Note 3(d)                                  24,507

Distribution fees--Note 3(b)                                            13,942

Miscellaneous                                                           13,348

TOTAL EXPENSES                                                       3,324,950

INVESTMENT INCOME--NET                                              21,618,198
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,129,395

Net realized gain (loss) on financial futures                       (1,775,613)

NET REALIZED GAIN (LOSS)                                             2,353,782

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($130,578)
  net unrealized (depreciation) on financial futures]               (3,231,921)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (878,139)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,740,059

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                 2000(a,b)               1999
-------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         21,618,198          18,782,368

Net realized gain (loss) on investments         2,353,782          (6,918,018)

Net unrealized appreciation (depreciation)
   on investments                              (3,231,921)          5,353,806

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,740,059          17,218,156
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (22,004,412)         (18,877,503)

Class B shares                                  (101,699)                   --

Class C shares                                   (36,849)                   --

Class R shares                                       (45)                   --

TOTAL DIVIDENDS                               (22,143,005)         (18,877,503)
------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                182,974,308           66,224,793

Class B shares                                  9,982,814                  --

Class C shares                                  5,134,831                  --

Class R shares                                      1,002                  --

Dividends reinvested:

Class A shares                                 15,449,224           13,963,988

Class B shares                                     55,876                  --

Class C shares                                     26,036                  --

Class R shares                                         45                  --

Cost of shares redeemed:

Class A shares                                (85,637,789)         (86,749,648)

Class B shares                                   (163,980)                 --

Class C shares                                 (1,316,786)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           126,505,581           (6,560,867)

TOTAL INCREASE (DECREASE) IN NET ASSETS       125,102,635           (8,220,214)
-------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           275,115,911          283,336,125

END OF PERIOD                                 400,218,546          275,115,911

Undistributed investment income--net               65,526              286,646

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C AND CLASS R SHARES.

(B)  ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                 2000(a,b)              1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(C)

Shares sold                                    12,785,953           4,617,771

Shares issued for dividends reinvested          1,081,570             971,101

Shares redeemed                                (5,996,065)         (6,036,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,871,458            (448,087)
--------------------------------------------------------------------------------

CLASS B(C)

Shares sold                                       696,548                  --

Shares issued for dividends reinvested              3,897                  --

Shares redeemed                                   (11,443)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     689,002                  --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       359,151                  --

Shares issued for dividends reinvested              1,822                  --

Shares redeemed                                   (91,979)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     268,994                   --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            71                   --

Shares issued for dividends reinvested                  3                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          74                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C AND CLASS R SHARES.

(B)  ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES.

(C) DURING THE PERIOD ENDED OCTOBER 31, 2000, 13,857 CLASS B SHARES REPRESENTING $276,316 WERE AUTOMATICALLY CONVERTED TO 13,304 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.31          14.40          14.86          14.24         14.22

Investment Operations:

Investment income--net                                            .94            .98           1.01           1.05           .98

Net realized and unrealized gain (loss)
   on investments                                                (.02)          (.09)          (.45)           .59           .02

Total from Investment Operations                                  .92            .89            .56           1.64          1.00

Distributions:

Dividends from investment income--net                            (.97)          (.98)         (1.02)        (1.02)          (.98)

Net asset value, end of period                                  14.26          14.31          14.40         14.86          14.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.65(a)        6.38           3.74         11.94           7.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.00           1.04           1.02          1.03          1.04

Ratio of interest expense to
   average net assets                                             .01            .14            .03           .06           .02

Ratio of net investment income
   to average net assets                                         6.60           6.80           6.76          7.25          6.89

Portfolio Turnover Rate                                        576.17         284.63         313.40        347.68        214.55
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         386,547        275,116        283,336       275,518       294,911

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Period Ended October 31, 2000(a)
                                                                                    ------------------------------------------

                                                                                    Class B        Class C         Class R
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.14          14.14           14.14

Investment Operations:

Investment income--net                                                                  .57            .54             .62

Net realized and unrealized gain (loss)
   on investments                                                                       .14            .09             .13

Total from Investment Operations                                                        .71            .63             .75

Distributions:

Dividends from investment income--net                                                  (.57)          (.54)           (.63)

Net asset value, end of period                                                        14.28          14.23           14.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                                   7.55(c)        6.73(c)         8.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (b)                                            1.50           1.69            2.85

Ratio of net investment income
   to average net assets (b)                                                           5.61           5.11            6.45

Portfolio Turnover Rate                                                              576.17         576.17          576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 9,842          3,829              1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

On February 9, 2000, the Company's Board of Trustees approved, effective March 1, 2000, a change of the fund's name from "Dreyfus Core Bond Fund" to "Dreyfus Premier Core Bond Fund," coinciding with the fund implementing a multiple class structure. Shares outstanding on March 1, 2000, were reclassified as Class A
shares   and   the   fund   added   Class  B,  Class  C  and  Class  R  shares.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of
securities    held.    Such    fluctuations    are    included

with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,368,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2007.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $303,687 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.


The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2000 was approximately $463,700, with a related weighted average annualized interest rate of 5.86%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $8,956 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $8,763 and $5,179, respectively, pursuant to the Plan, all of which was paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service
Agents.    During    the     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

period ended October 31, 2000, Class A, Class B and Class C shares were charged $811,915, $4,382 and $1,726, respectively, pursuant to the Shareholder Services Plan, of which $567,023, $4,382 and $1,726 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $196,349 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $42,346 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $2,149,485,221 and $2,064,898,771, respectively.


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2000, there were no forward currency exchange contracts outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2000, are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) At October 31, 2000, accumulated net unrealized depreciation on investments and financial futures was $2,972,017, consisting of $6,482,313 gross unrealized appreciation and $9,454,330 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments)


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Core Bond Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young, LLP



New York, New York

December 12, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 7.76% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


                                                           For More Information

                        Dreyfus Premier Core Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  031AR0010